SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 9, 2003
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                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)


         Tennessee                     001-11421                 61-0502302
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


       100 Mission Ridge
    Goodlettsville, Tennessee                                     37072
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(Address of Principal Executive Offices)                        (Zip Code)



       Registrant's telephone number, including area code: (615) 855-4000
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)   Financial Statements.   None.
        (b)   Pro Forma Financial Information.  None.
        (c) Exhibits. See Exhibit Index immediately following the signature page hereto.

ITEM 9. REGULATION FD DISCLOSURE

On January 9, 2003, Dollar General Corporation issued the news release attached hereto as Exhibit 99 and incorporated by reference as if fully set forth herein.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              DOLLAR GENERAL CORPORATION


Date: January 9, 2003         By: /s/ Susan S. Lanigan
     -------------------         ----------------------------------------------
                                 Vice President, General Counsel and Corporate
                                 Secretary



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                                  EXHIBIT INDEX


Exhibit No.              Description
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   99                    News release dated January 9, 2003




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